UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

______________________

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Filed by a Party other than the Registrant [ ]

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Virginia National Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 30, 2025

To All of Our Shareholders:

We are pleased to invite you to attend the 2025 Annual Meeting of Shareholders of Virginia National Bankshares Corporation. The meeting will be held on Thursday, July 24, 2025 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

This document also includes the notice of the meeting and the proxy statement, which provides more information about the meeting. A copy of Virginia National Bankshares Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 is made available with the proxy statement.

Whether or not you plan to attend the meeting, it is important your shares be represented and voted. Please complete and return the proxy card you receive as soon as possible. You can also vote your shares online or by phone using the instructions on your proxy card.

We appreciate your support as a shareholder and hope you will join us on July 24th.

Very truly yours,

Glenn W. Rust
President and Chief Executive Officer

If your shares are held by a broker, bank or other custodian, you will need to vote using the instruction form provided by your broker, bank or other custodian in order for your vote to be counted. You will only be able to vote during the meeting if you obtain a legal proxy from your broker, bank or other custodian. Please see page 2 of the proxy statement for more details.

Your Vote is Important.

VIRGINIA NATIONAL BANKSHARES CORPORATION

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 24, 2025

The 2025 Annual Meeting of Shareholders of Virginia National Bankshares Corporation (the “Company”) will be held on Thursday, July 24, 2025 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

The following items will be considered and voted upon at the meeting:

1.
Election of ten (10) directors to serve until the next annual meeting of shareholders.
2.
Advisory (non-binding) vote to approve the Company’s executive compensation.
3.
Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company’s executive compensation.
4.
Approval of an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 150,000 shares.
5.
Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025.
6.
Transaction of such other business as may properly come before the meeting or any adjournments or postponements.

The Board of Directors has fixed May 27, 2025 as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Whether or not you plan to join the meeting, it is important your shares are represented at the meeting. Please complete and return the proxy card you receive promptly. You may also vote your shares online or by phone using the instructions on your proxy card. If you are a registered shareholder, you may vote during the meeting even if you have already voted by another method.

By Order of the Board of Directors:

May 30, 2025	Tara Y. Harrison
Executive Vice President and Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders’ Meeting to Be Held on July 24, 2025

A complete set of proxy materials is available at www.vnbcorp.com/proxy. The materials available include this combined notice of the annual meeting and the proxy statement, the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: When and where is the shareholders’ meeting?

A: The Annual Meeting of Shareholders (the “Annual Meeting” or “meeting”) will be on Thursday, July 24, 2025 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911.

Q: What am I being asked to vote on?

A: At the Annual Meeting, you will be asked to vote on the following proposals:

•
to elect ten (10) directors to serve until the next annual meeting of shareholders;
•
to approve, on an advisory (non-binding) basis, the Company’s executive compensation;
•
to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on the Company’s executive compensation;
•
to approve an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for issuance under the plan by 150,000 shares, and
•
to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025.

We will also vote on any other matters that may properly come before the Annual Meeting.

Q: What do I need to do now?

A: Just indicate on your proxy card how you want to vote, and sign, date and return it as soon as possible. You may also vote online or by phone using the instructions on your proxy card. If you sign and send in your proxy, or submit your vote online or by phone, and do not indicate how you want to vote, your proxy will be voted “FOR” the election of the director nominees named in the proxy statement as directors of the Company to serve until the Company’s next annual meeting of shareholders, “FOR” the approval of the Company’s executive compensation, “FOR” the approval of a frequency of every "One Year" with respect to the Company's executive compensation, “FOR” the amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan, and “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025.

If you are a registered shareholder, you can choose to attend the Annual Meeting and vote your shares during the meeting instead of returning your completed proxy card. If you do return a proxy card, you may attend the meeting and change your vote. See “Voting and Revocation of Proxies” on page 2 of the proxy statement.

Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A: If you own shares that are held in street name, meaning through a broker, bank or other custodian (each, a “broker”), and you do not provide the broker holding the shares with specific voting instructions, then, under applicable rules, the broker holding the shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the broker holding such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker will inform the inspector of election and/or voting tabulator that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

The election of directors (Proposal 1), the approval of the Company’s executive compensation (Proposal 2), the approval of the frequency of the advisory vote on the Company's executive compensation (Proposal 3), and approval of the amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan (Proposal 4) are matters that are considered non-routine under applicable rules, so broker non-votes may exist for these proposals. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025 (Proposal 5) is a matter considered routine under applicable rules. Since brokers may generally vote on routine matters without instructions, no broker non-votes are expected to exist in connection with Proposal 5.

Please provide instructions to your broker on how you want your shares voted by completing the voting instruction form you receive from your broker.

VIRGINIA NATIONAL BANKSHARES CORPORATION

PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

July 24, 2025

GENERAL

This proxy statement is being furnished to you as part of the solicitation of proxies by the Board of Directors of Virginia National Bankshares Corporation (the “Company” or “Virginia National”) for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 24, 2025 at 10:00 AM Eastern Time, at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, VA 22911, and at any adjournment or postponement of the meeting (the “Annual Meeting” or “Meeting”). The Annual Meeting will be held for the purposes set forth in this proxy statement and in the Notice of the Annual Meeting. The date of this proxy statement is May 30, 2025. This proxy statement and form of proxy (also sometimes referred to as the “proxy card”) is being furnished to shareholders beginning on or about June 6, 2025.

Record Date and Voting Rights of Shareholders

Only shareholders of record of the Company’s common stock (“common stock”) as of the close of business on May 27, 2025, the record date fixed for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the record date, there were 5,391,979 shares of common stock outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Each share of common stock entitles the record holder thereof to one vote for each matter to be voted upon at the Annual Meeting.

Quorum

A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy’s authority to vote (including broker non-votes as discussed on page 2) on a matter will count toward a quorum but will not be included in determining the number of votes cast with respect to such matter. Shares held by brokers, banks or other custodians that are voted on any matter are included in the quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Vote Required

The vote required for approval varies based on the proposal. Directors are elected by plurality; therefore, the ten (10) nominees receiving the greatest number of affirmative votes cast will be elected. Approval of all other proposals contained in this proxy statement, as well as any other business that may properly come before the shareholders at the Annual Meeting, will be approved if the votes cast in favor of the proposal or other action at the Annual Meeting exceed the votes cast against that proposal or other action.

Voting and Revocation of Proxies

Execution of a proxy will not affect a registered shareholder’s right to attend the Annual Meeting and submit a vote. Any registered shareholder who has executed and returned a proxy, or submitted a vote online or by phone, may revoke it by attending the Annual Meeting and submitting a vote during the meeting. A registered shareholder may also revoke his or her proxy at any time before it is exercised by filing a written notice with the Corporate Secretary of the Company or by submitting a proxy bearing a later date. All references in the proxy statement to “proxy,” other than “legal proxy,” shall refer to any method by which a shareholder authorizes the proxy holder(s) to vote shares, including proxy cards submitted by mail and votes submitted online, by phone or through any other method available. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Shares Held in Accounts with Brokers, Banks and Other Custodians; Broker Non-Votes

If your shares are held in an account with a broker, bank or other custodian (each, a “broker”), then your shares are held in “street name.” The broker holding your shares, or its nominee, is the shareholder for purposes of voting at the Annual Meeting, and you are considered the beneficial owner. As beneficial owner, you have the right to direct the broker how to vote the shares held for you, and you must follow the instructions of that broker in order to vote your shares or to change a previously submitted voting instruction. Since you are not the registered owner, you may not vote your shares during the Annual Meeting unless you (a) obtain a legal proxy from the broker holding your shares giving you the right to vote shares registered in its name at the Annual Meeting and (b) send legal proxy to the Company in accordance with the instructions outlined below. Please note that this legal proxy is different from the proxy card or voting instructions you generally receive in the mail. If you wish to vote your shares during the Annual Meeting, please contact the broker holding your shares for a legal proxy. After you obtain a legal proxy, you must send it either via: (i) email to annualmeeting@vnb.com, or (ii) mail to Virginia National Bank, ATTN: Tara Y. Harrison, 404 People Place, Charlottesville, VA 22911. Your legal proxy must be received at least four (4) business days prior to the Annual Meeting in order to issue information that will allow you to submit your vote during the Annual Meeting.

If the broker holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Proposal 1), the approval of the Company’s executive compensation (Proposal 2), the approval of the frequency of the advisory vote on the Company’s executive compensation (Proposal 3), and approval of the amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan (Proposal 4) are matters that are considered non-routine under applicable rules; therefore, broker non-votes may exist in connection with those proposals. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025 (Proposal 5) is a matter considered routine under applicable rules, so no broker non-votes are expected to exist in connection with Proposal 5.

How Shares will be Voted

Shares represented by proxies will be voted at the Annual Meeting as follows:

•
Properly Completed Proxies – Shares represented by a properly completed proxy that contains voting instructions will be voted in accordance with the voting instructions specified in the proxy.
•
Proxies Without Voting Instructions – Shares represented by proxies that are properly signed and dated but which do not contain voting instructions will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”).
•
Abstentions – A properly executed proxy marked “ABSTAIN” will be counted for purposes of determining whether there is a quorum present at the Annual Meeting, but the shares represented by that proxy will not be voted at the Annual Meeting.
•
Broker Non-votes – Other than with respect to the ratification of the Company’s independent registered public accounting firm, your broker may not be entitled to vote your shares unless you provide instructions to your broker on how to vote them.

Solicitation of Proxies

The Company is soliciting the proxies associated with this proxy statement and will bear all costs of the solicitation, including the cost of reimbursing brokers for forwarding proxy materials to beneficial owners of shares they hold. Solicitation of proxies is being made by mail. The Company may also solicit proxies in person or by telephone, electronic mail or special letter. Solicitations may be made by directors, officers and other employees of the Company or any subsidiary, none of whom will receive any separate or additional compensation for such solicitations.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

Ten (10) directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast, so the ten (10) nominees receiving the highest number of votes will be elected, even though such ten (10) individuals may not receive “FOR” votes from a majority of the votes cast.

Nominations for Directors

The Board of Directors has nominated the ten (10) individuals named below for election to the Board at the Annual Meeting, all of whom are currently serving on the Board.

All persons nominated have consented to being named as nominees in this proxy statement and have indicated they are willing to serve as directors if elected. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve, shares represented by proxies will be voted at the discretion of the named proxies for such other person as the Board of Directors may nominate.

The following table sets forth certain information concerning the persons who have been nominated for election as directors by the Board of Directors (ages and committee roles as of May 27, 2025):

Name (Age)	Principal Occupation	Director Since		Committee Membership ***
John B. Adams, Jr. (80)	Chief Executive Officer and President of a real estate holding company	2021	*	CC
Kevin T. Carter (59)	Managing Director of a resort property	2021	*	CC
Hunter E. Craig (64)	Owner of a residential, commercial and industrial property company	2020	*	AC
William D. Dittmar, Jr. (72)	Entrepreneur, Investor and Developer	1998	**	CG
Randolph D. Frostick (68)	Attorney	2021	*	AC; CC; CG
Linda M. Houston (67)	Retired, former Managing Director/Division Executive for Merrill Lynch	2018		AC; CC; CG
Jay B. Keyser (68)	Chief Executive of a family office	2021	*	AC
Glenn W. Rust (70)	President and Chief Executive Officer, Virginia National Bankshares Corporation and Virginia National Bank (the "Bank")	2006	**
Sterling T. Strange, III (64)	President and Chief Executive Officer of an information technology software firm	2021	*	AC; CG
Gregory L. Wells (68)	Independent Business Advisor	2012	**	AC; CC

* Before their election to the Company’s Board of Directors, Mr. Craig served on the Bank’s board since 1998, and each of the other directors serving since 2021 previously served on the board of Fauquier Bankshares, Inc. (“Fauquier Bankshares”).

** Includes continuous service on the Board of the Bank prior to the Bank’s reorganization into a holding company form of ownership.

*** AC - Audit and Compliance Committee; CC - Compensation Committee; and CG - Corporate Governance Committee.

The Board of Directors of the Company recommends that shareholders vote “FOR” the election of each of these nominees. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” the election of these nominees.

The following biographies of the nominees standing for election contain information regarding the person’s business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and/or skills that caused the Board of Directors to determine the person should serve as a director of the Company. Unless otherwise noted, the person has held their current position for at least five years. All nominees also serve on the board of directors of the Bank.

John B. Adams, Jr. serves as non-executive vice chairman of the Company and the Bank. Mr. Adams also serves as President and Chief Executive Officer of Bowman Companies, Inc., primarily a family real estate holding company, and was a director of Universal Corporation, a publicly traded company headquartered in Richmond, Virginia, from 2003 to 2018. He was President and Chief Executive Officer of A. Smith Bowman Distillery from 1989 to 2003. Mr. Adams served as chairman of The National Theatre in Washington, D.C. for 39 years and has served on the foundation boards of several higher education institutions. Prior to joining the Company and the Bank boards in April 2021, Mr. Adams served as a director of Fauquier Bankshares and The Fauquier Bank from 2002 to March 2021. He was chairman of Fauquier Bankshares and The Fauquier Bank from 2010 to March 2021. As a result of his various leadership roles, the Company believes that Mr. Adams is qualified to serve on our Board as he brings valuable insight and business acumen, along with significant business expertise.

Kevin T. Carter is the executive vice president of TCMA, Washington, D.C. and formerly the managing director for Lansdowne Resort in Leesburg, Virginia. Mr. Carter previously served as the President of Guests, Inc., a full-service hotel management company headquartered in Strasburg, Virginia, from October 2016 to December 2020 and served as the managing director for the Airlie Foundation from November 2000 to October 2016. He has been in the luxury hospitality field for 44 years. Mr. Carter is currently serving as Chairman of the Board of Supervisors for Fauquier County, Virginia and has served on several boards, including Fauquier Hospital & Health System and the Path Foundation. Prior to joining the Company and the Bank boards in April 2021, Mr. Carter served as a director of Fauquier Bankshares and The Fauquier Bank from 2016 to March 2021. Through his personal community involvement and his professional experience, the Company believes Mr. Carter is qualified to serve on our Board as he provides significant market knowledge and financial management skills.

Hunter E. Craig is President of Hunter E. Craig Co., a residential, commercial and industrial property company. Since 1991, Mr. Craig has been a principal real estate broker with Georgetown Real Estate. Mr. Craig is involved in various business activities and civic organizations in the Charlottesville, Virginia area and served on the Board of Visitors of the University of Virginia from 2010 to 2014. Mr. Craig has served as a director of the Company since 2020 and a director of the Bank since its formation in 1998. As a lifelong resident of Charlottesville and a co-founder of the Bank, the Company believes Mr. Craig is qualified to serve on our Board as he provides a deep knowledge of local business conditions and has extensive community contacts.

William D. Dittmar, Jr. serves as the non-executive chairman of the Company and the Bank. Mr. Dittmar is the managing member of Enterprise Properties, LLC in Charlottesville, Virginia, which is the parent company for various real estate and commercial property subsidiaries, as well as other investments. Mr. Dittmar has served as a director of the Company since its incorporation in 2013 and a director of the Bank since its formation in 1998. The Company believes Mr. Dittmar is qualified to serve on our Board due to his extensive business background as a corporate executive, real estate executive and project manager.

Randolph D. Frostick is an attorney practicing primarily civil litigation involving real estate, commercial leasing, construction, business, and trust and estate matters. He is currently Of Counsel to Vanderpool, Frostick and Nishanian, P.C., a law firm located in Manassas, Virginia, which focuses primarily on civil litigation, business, employment, real estate transactions, financing, land use and development. Mr. Frostick co-founded the firm and was a shareholder, director, and officer of the firm until 2020. Mr. Frostick has 43 years of experience as a civil trial attorney. In addition to practicing law, Mr. Frostick is actively involved in commercial leasing in Manassas, Virginia. Prior to joining the Company and the Bank boards in April 2021, Mr. Frostick served as a director of Fauquier Bankshares and The Fauquier Bank from 2009 through March 2021. The Company believes Mr. Frostick is qualified to serve on our Board as he brings insightful knowledge and valuable business expertise.

Linda M. Houston, retired, was employed with Merrill Lynch/Bank of America Corporation from 1984 to May 2017, and as Financial Advisor since 1987. From 2011 to 2017, Ms. Houston served as managing director/division executive. Her prior roles with Merrill Lynch included head of Global Wealth and Investment Management Diversity and Inclusion Council, regional managing director, national marketing and sales manager, and managing director/market executive. Since October 2023, Ms. Houston has served on the board of directors of SPAR Group, Inc. (SGRP), a provider of merchandising, marketing and distribution services and a public company listed on the Nasdaq Capital Market. Ms. Houston has served as a director of the Company and the Bank since 2018. The Company believes Ms. Houston is qualified to serve on our Board as she has extensive experience in wealth and investment management, compliance and compensation practices.

Jay B. Keyser served as the chief executive of the William A. Hazel Family Office from 2015 through the end of 2024 and is currently an executive for the Family Office. He is also the manager of various real estate ventures and trustee of several trusts. He previously served on the board and was the Chief Executive Officer of William A. Hazel, Inc., a site construction company headquartered in Chantilly, Virginia, from June 2008 to December 2014. Mr. Keyser had served for 26 years in various capacities, including chief financial officer of this construction entity. Prior to joining the Company and the Bank boards in April 2021, Mr. Keyser served as a director of Fauquier Bankshares and The Fauquier Bank from 2009 to March 2021. The Company believes Mr. Keyser is qualified to serve on our Board as he brings vast business and financial management knowledge and experience.

Glenn W. Rust is President and Chief Executive Officer of the Company and the Bank. He has over 50 years of experience in financial services, technology and network systems design, security, corporate restructuring and government infrastructure analysis. He served as a substantial expert on internet security and banking while working with the National Infrastructure Advisory Council shortly after the September 11, 2001 attacks. Prior to joining the Bank in 2006, he held various executive management positions at Texas Commerce Bank, Chemical Bank, J.P. Morgan, Chase and Sterling Bank. Mr. Rust also serves on the board of, and provides advice and strategic counsel to, several charitable organizations in the Charlottesville, Houston and Washington, D.C. areas. Mr. Rust has served as a director of the Company since its incorporation in 2013 and a director of the Bank since 2006. The Company believes Mr. Rust is qualified to serve on our Board as he brings wide-ranging executive bank management experience, as well as expertise in successfully managing growth opportunities.

Sterling T. Strange, III is President and Chief Executive Officer of The Solution Design Group, Inc., an information technology software firm to the public sector and higher education industries, located in Warrenton, Virginia and Orlando, Florida. Prior to founding The Solution Design Group, Inc. in 2004, Mr. Strange was President and founder of Decision Support Technologies, Inc., a transportation software company that provided solutions and services to over 100 airports and seaports worldwide. Mr. Strange has served in senior management positions in both private and public companies for over 30 years. Prior to joining the Company and the Bank boards in April 2021, Mr. Strange served as a director of Fauquier Bankshares and The Fauquier Bank from 2007 to March 2021. The Company believes Mr. Strange is qualified to serve on our Board due to his valuable entrepreneurial experience and financial management expertise.

Gregory L. Wells is currently working as an independent business advisor. He was the Chief Executive Officer of ACAC Fitness and Wellness Centers from 2006 until 2020. ACAC has operations in Charlottesville and Richmond, Virginia, in West Chester, Pennsylvania, and in Baltimore and Germantown, Maryland. He also served as a board member of PT@ACAC, a joint venture between Legacy Management, Inc. and Sentara Martha Jefferson Hospital. Prior to joining ACAC in 2006, he was the Chief Executive Officer and an owner of Mailing Services of Virginia in Charlottesville and held executive positions with the former Centel Corporation. Mr. Wells has served as a director of the Company since its incorporation in 2013 and a director of the Bank since 2012. The Company believes Mr. Wells is qualified to serve on our Board due to his experience in leading companies of various sizes, including responsibilities for finance, strategic planning, operations, business development, marketing and human resources.

PROPOSAL 2 – ADVISORY (NON-BINDING) VOTE

TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers pursuant to requirements of the Dodd-Frank Act and rules of the Securities and Exchange Commission ("SEC"). The named executive officers of the Company are identified in “Summary Compensation Table” on page 20. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse the Company’s executive pay program, which is outlined in “Executive Compensation.” Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section of this proxy statement.”

Approval of the proposed resolution requires that the votes cast “FOR” the resolution exceed the votes cast “AGAINST” the resolution.

The Company believes its compensation policies and procedures are aligned with the long-term interests of its shareholders. Because this vote is advisory only, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation recommendations and decisions.

The Board of Directors recommends that shareholders vote “FOR” approval of the named executive officers’ compensation. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” approval of this proposal.

PROPOSAL 3 – ADVISORY (NON-BINDING) VOTE TO APPROVE THE

FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Shareholders are also being given the opportunity to vote on an advisory (non-binding) resolution to approve how often the advisory vote on executive compensation will be held, also pursuant to the requirements of the Dodd-Frank Act and rules of the SEC. This proposal is commonly referred to as “say when on pay.” Shareholders have the following choices regarding how often to hold the “say on pay” vote: every “One Year,” “Two Years,” or “Three Years.” Shareholders may also “Abstain” from the vote. The Board of Directors recommends an advisory “say on pay vote” every year because such frequency provides the highest level of accountability and communication by having the shareholder vote correspond with the most recent compensation information presented in the proxy statement for the Company’s annual meetings. As stated above, this is an advisory vote only. Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors. The alternative receiving the greatest votes – One Year, Two Years or Three Years – will be the frequency that shareholders approve.

The Board of Directors recommends that shareholders vote “FOR” a frequency of every “One Year” for future votes on executive compensation. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” a frequency of every “One Year.”

PROPOSAL 4 – APPROVAL OF THE PROPOSED AMENDMENT

TO THE VIRGINIA NATIONAL BANKSHARES CORPORATION

2022 STOCK INCENTIVE PLAN

General

The Virginia National Bankshares Corporation 2022 Stock Incentive Plan (the “2022 Plan”) is designed to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, directors and consultants upon whose judgment, initiative and efforts the financial success and growth of the business of the Company largely depend. The 2022 Plan was approved by the Company’s shareholders at the 2022 annual meeting, with a total of 150,000 shares of common stock reserved for issuance under the 2022 Plan.

Since the approval of the 2022 Plan, the Company has issued stock options to purchase 56,300 shares and granted restricted stock awards for 65,280 shares of the Company's common stock. No other types of awards have been granted. As of the date of this proxy statement, only 28,420 shares are available for issuance pursuant to new awards under the 2022 Plan.

The Board of Directors believes that the limited number of shares available for new awards under the 2022 Plan is insufficient to provide for anticipated future years’ incentives, based on historical award practices and future compensatory needs. Accordingly, on May 28, 2025, the Board of Directors approved an amendment to the 2022 Plan that would add an additional 150,000 shares to be available for issuance under the 2022 Plan, subject to shareholder approval. Other than the proposed share increase, the only other amendments to the 2022 Plan approved by the Board of Directors are ministerial and relate to the dates of adoption and approval by the Board of Directors and shareholders, respectively. The 2022 Plan, as amended and adopted by the Board of Directors, has been renamed the Virginia National Bankshares Corporation Amended and Restated 2022 Stock Incentive Plan and is referred to in this proxy statement as the “Plan.”

At the Annual Meeting, shareholders of the Company are being asked to approve an amendment to the Company’s 2022 Plan to increase the number of shares of common stock available for issuance under such plan by 150,000 shares. The Board of Directors recommends that the shareholders vote “FOR” approval of the proposed amendment to the 2022 Plan.

The material terms of the Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the Plan, the full text of the Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

Executive Summary

The following is a summary of the key provisions of the Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

Award Types: The following types of awards are available for issuance under the Plan:

•
nonstatutory and incentive stock options;
•
restricted stock and other stock-based awards; and
•
restricted stock units.

Eligible Participants: All employees, directors and consultants of the Company and its subsidiaries.

Shares Available under the Plan: If this proposal is approved, a total of 300,000 shares of the Company’s common stock will have been made available for issuance under the Plan, which amounts to 5.56% of the Company’s outstanding common stock as of May 27, 2025. The 300,000 shares of common stock include shares relating to stock options and restricted stock previously awarded under the Plan. As of the date of this proxy statement, only 28,420 shares of common stock are available for issuance pursuant to new awards under the 2022 Plan. If the proposal is approved, the total number of shares available for new awards under the Plan will be 178,420 shares, which amounts to 3.31% of the Company’s outstanding common stock as of May 27,

2025. The number of shares available for issuance under the Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

Minimum Vesting: The Plan includes a 95% minimum vesting requirement. That is, awards with respect to at least 95% of the shares of common stock authorized for issuance under the Plan, or 285,000 shares, must have a vesting or exercise schedule of at least one year. Correspondingly, awards with respect to an aggregate of 15,000 shares will not need to have a minimum vesting or exercise schedule.

No Liberal Share Recycling: Under the Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

No Discounted Stock Options: The Plan prohibits the grant of stock options with an exercise price less than the fair market value of the Company’s common stock on the grant date.

Protective Provisions: The Plan provides for the possible forfeiture of outstanding awards upon a participant’s termination for cause and adds provisions subjecting all awards under the plan to the terms of any recoupment or clawback required by law or government regulation (or similar policy in effect at the Company).

Term of the Plan: No awards may be granted under the Plan after April 26, 2032, the termination date of the Plan.

Equity Compensation Plans Approved by Shareholders

The following table sets forth information as of December 31, 2024, with respect to equity compensation plans under which shares of the Company’s common stock are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	223,001	$33.22	52,088
Total	223,001	$33.22	52,088

Failure to Approve the Proposed Amendment Will Likely Result in Increased Reliance on Cash Compensation

Because of the limited number of shares of the Company’s common stock available for issuance under the 2022 Plan (28,420 shares), if the proposed amendment to increase the number of shares available for issuance under the 2022 Plan is not approved by shareholders at the Annual Meeting, the Company may need to significantly increase the cash component of its compensation programs for the Company’s directors, executive officers and other employees in order to remain competitive and to appropriately compensate such individuals. The Company believes that replacing equity awards with cash awards may not only misalign the interests of directors, executive officers and other employees with the interests of the Company’s shareholders, but it would also increase its cash compensation expense and necessitate the use of cash that the Company could use for other business priorities.

Purpose

The purpose of the Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and consultants, through the use of stock and stock-based incentives and other rights that promote and recognize the financial success and growth of the Company. The Company believes that ownership of Company’s common stock stimulates the efforts of those persons upon whose judgment, interest and efforts the Company depends for the successful conduct of its business, and furthers the alignment of those persons’ interests with the interests of the Company’s shareholders.

Shares Available for Issuance

As of the date of this proxy statement, only 28,420 shares of the Company’s common stock are available for issuance pursuant to new awards under the 2022 Plan. Subject to approval by shareholders of the plan amendment, the aggregate number of shares that may be issued under the Plan is 300,000, and the total number of shares available for new awards under the Plan will be 178,420 shares, as of the date of this proxy statement. Of this total, all of the shares available to be awarded under the Plan may be issued pursuant to the exercise of incentive stock options. If any award granted under the Plan is canceled, forfeited or expires for any reason other than as a result of exercise, vesting or settlement, the shares associated with such award will be available for future awards under the Plan. In contrast, any shares withheld by the Company, delivered by a participant, or otherwise used to pay an option exercise price or withholding taxes associated with an award will not be available for future awards under the Plan. Further, in the event shares are withheld or delivered by a participant in connection with an option exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon exercise.

With certain limitations, the total number of shares that may be granted under the Plan (including for incentive stock options), the terms of outstanding awards and the individual annual award limits (described below) will be adjusted by the Compensation Committee of the Company’s Board of Directors in an equitable and proportionate manner to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan in the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization.

Annual Limit on Awards

The maximum number of shares with respect to which awards may be granted in any calendar year to any individual other than a non-employee director will be 40,000 shares. Non-employee directors may only receive awards for a maximum number of 10,000 shares of common stock in any calendar year.

Administration

The Plan is administered by the Compensation Committee of the Company’s Board of Directors, a committee which is composed entirely of independent directors. The Compensation Committee has the power to select award recipients and grant awards on terms the Compensation Committee considers appropriate. In addition, the Compensation Committee has the authority to interpret the Plan, to adopt, amend or waive rules and regulations for the Plan’s administration, and to make all other determinations for administration of the Plan. To the extent permitted by applicable law and stock exchange rules and regulations, the Compensation Committee may delegate to the President and/or Chief Executive Officer of the Company the power to designate other officers and employees of the Company who will receive Awards and to determine the extent of the Awards to be received by such participants. Such delegation must be made by a resolution of the Compensation Committee that specifies the maximum number of shares that may be allocated as part of the Awards and such other terms and conditions as may be established by the Compensation Committee.

Eligibility

Any employee or director of, or consultant to, the Company or an affiliate (as defined below) of the Company who, in the judgment of the Compensation Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a participant. For this purpose, an “affiliate” is a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Bank is considered an affiliate of the Company. As of May 27, 2025, the Company and its affiliates employed 143 individuals, and there were nine non-employee directors of the Company and its affiliates.

Types of Awards

Stock Options. Stock options granted under the Plan may be incentive stock options (which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”), and options that do not qualify as incentive stock options (“nonstatutory stock options”). A stock option entitles a recipient to purchase shares of common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time the stock option is granted, provided the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). On May 27, 2025, the closing price of the common stock was $37.42 per share. The exercise price may be paid (i) in cash, (ii) by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iii) if and as permitted by an award agreement, through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price (other than for incentive stock options), (iv) through a “cashless exercise” procedure that enables a participant the opportunity to sell immediately some of the shares underlying the exercised portion of the stock option to generate sufficient cash to pay the exercise price, or (v) through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that they will not be exercisable after 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards. The Plan permits the grant of restricted stock awards that are subject to forfeiture until the restrictions established by the Compensation Committee lapse and the restricted shares vest. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance objectives. Unless a restricted stock award agreement provides otherwise, a participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote and to receive cash and stock dividends.

Restricted Stock Unit Awards. The Compensation Committee may also award a restricted stock unit (“RSU”) under the Plan. An RSU is an award stated with reference to a number of shares of common stock. The Compensation Committee may place such restrictions on the vesting and settlement of RSUs as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance objectives. An RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock. Holders of RSUs have no right to vote the shares represented by the units, but may, if provided in the RSU agreement, be credited with cash and stock dividends paid by the Company in respect of its common stock, with distribution to occur either upon settlement of such RSU or at such other time or times set forth in the RSU agreement. Except as otherwise provided in the RSU agreement, if such RSU is forfeited, the participant will have no right to such credited dividends. Subject to any exceptions authorized by the Compensation Committee, RSUs will be forfeited if the restrictions on vesting, whether time-based or performance-based, established with respect to such awards are not satisfied.

Other Stock-Based Awards. The Compensation Committee may grant other types of equity-based or equity-related awards, subject to restrictions under applicable federal or state securities laws and the Plan (such as the requirement that at least 95% of the shares authorized for issuance under the Plan must have a vesting or exercise schedule of at least one year). These “other stock-based awards” may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of shares of the Company’s common stock, if the conditions set forth in the award agreement are met. If the value of an other stock-based award is based on the appreciation of shares from an initial value determined as of the date of grant, then such initial value will not be less than the fair market value of a share of the Company’s common stock on the date of grant of such award.

Restrictions on Transfer

In general, awards granted under the Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The Plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

Change in Control Provisions

In the event of a “change in control” (as defined in the Plan) of the Company, the Compensation Committee will provide for an outstanding award to become fully vested, settled, and/or exercisable (in full for a time-based award and at the greater of target or actual performance levels for a performance-based award) if the award is not assumed or new rights substituted therefor, by the acquiring or surviving corporation in the change in control. The Compensation Committee will cause any such assumption or substitution to provide that the assumed or substituted award will become fully vested, settled, and/or exercisable (in full for a time-based award and at the greater of target or actual performance levels for a performance-based award) in the event of an involuntary termination of employment without cause or for good reason (as such terms are defined in the Plan) in connection with the change in control. In addition, the Compensation Committee will make such adjustments to outstanding awards as it deems appropriate to reflect the change in control and retain the economic value of the award.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the Plan shall terminate on April 26, 2032. The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if required by the IRC, pursuant to the rules under Section 16 of the Securities Exchange Act of 1934, by any national securities exchange or system on which the common stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of any such termination or amendment shall remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options. The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. Special rules apply if a participant pays the exercise price for a nonstatutory stock option using shares previously owned by the participant.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year prior (rather than three months) to the date of exercise if the participant is “disabled” (as defined in the IRC). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for an incentive stock option using shares previously owned by the participant.

Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant’s holding period will commence on the date the restrictions lapse.

A participant may make a Section 83(b) election under the IRC (a “Section 83(b) election”) within 30 days after the date of grant to be taxed as of the date of grant, on compensation income based on the fair market value at time of grant, in which case the Company will be entitled to a corresponding deduction at that time. If a participant makes a Section 83(b) election, the participant’s holding period generally will commence on the day after the date of grant.

Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting (or grant, if a Section 83(b) election is made).

Restricted Stock Units. A participant who has been granted restricted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Other Stock-Based Awards. With respect to other stock-based awards paid in cash or common stock, a participant will generally recognize income equal to any cash and the fair market value of any shares of common stock received on the date on which the cash or stock is delivered to the participant. The holding period in any shares of common stock generally will begin on the day after such stock is delivered. If restricted stock is delivered pursuant to an other stock-based award, the rules described above regarding income tax and holding period of restricted stock (including relating to elections under Section 83(b) of the IRC) will apply.

Benefits to Executive Officers and Directors

Participation in the Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the Plan are not determinable at this time. See the “Executive Compensation” section for detailed information on awards to certain executive officers under the Plan during the most recent fiscal year.

Shareholder Vote Required

The proposed amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan will be approved by shareholders if holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of the action.

The Board of Directors recommends that the shareholders vote FOR Proposal 4.

The Board of Directors recommends that the shareholders vote “FOR” approval of the proposed amendment to the 2022 Plan. Unless otherwise indicated on the proxy, the persons named therein will vote “FOR” approval of the proposed amendment to the 2022 Plan.

PROPOSAL 5 - RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee of the Board of Directors (sometimes referred to as the “Audit Committee”), under Rule 10A-3 of the Securities Exchange Act of 1934 and the committee’s charter, has the sole authority to appoint or replace the Company’s independent registered public accounting firm. The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025. The Audit Committee seeks shareholder ratification of this appointment. Yount, Hyde & Barbour, P.C. has acted as the Company’s independent registered public accounting firm and has reported on consolidated financial statements since 1998. Representative(s) from Yount, Hyde & Barbour, P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The appointment of the independent registered public accounting firm will be ratified if the votes cast “FOR” ratification exceeds votes cast “AGAINST” ratification.

Should the shareholders not ratify the selection of Yount, Hyde & Barbour, P.C., it is contemplated that the appointment of Yount, Hyde & Barbour, P.C. will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be taken into consideration for the selection of the independent registered public accounting firm for the coming year.

The Board of Directors recommends that shareholders vote “FOR” ratification of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Unless otherwise indicated on the proxy, the proxy holder(s) will vote “FOR” ratification.

INFORMATION ABOUT THE BOARD OF DIRECTORS

AND BOARD COMMITTEES

Compensation of Directors

The following table provides information concerning the compensation of non-employee directors of the Company who served at any time during 2024 for service on the boards and board committees of the Company and the Bank. The cash fees were paid as retainers for serving on the Boards of the Company and the Bank during 2024. Mr. Rust, as an executive officer, did not receive separate compensation for serving on the Board. Note that Mr. Blaine did not stand for re-election and retired from the boards of directors of the Company and the Bank as of the 2024 Annual Meeting of Shareholders.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
John B. Adams, Jr.	$40,045	$44,955	$85,000
Steven W. Blaine	$20,000	$-	$20,000
Kevin T. Carter	$40,045	$44,955	$85,000
Hunter E. Craig	$40,045	$44,955	$85,000
William D. Dittmar, Jr.	$39,995	$75,005	$115,000
Randolph D. Frostick	$40,045	$44,955	$85,000
Linda M. Houston	$40,045	$44,955	$85,000
Jay B. Keyser	$40,045	$44,955	$85,000
Sterling T. Strange, III	$40,045	$44,955	$85,000
Gregory L. Wells	$40,045	$44,955	$85,000
(1)
The value included in the table above is the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB’s ASC Topic 718”). In 2024, each non-employee director other than Mr. Blaine, received a restricted stock award of 1,496 shares, with the exception of director Dittmar, who received 2,496 shares. As of December 31, 2024, (a) directors Adams, Carter, Frostick, Keyser and Strange each had 3,661 shares of unvested restricted stock, (b) directors Craig, Houston and Wells each had 3,743 shares of unvested restricted stock and unexercised options for 3,937 shares, and (c) director Dittmar had 5,481 shares of unvested restricted stock and unexercised options for 3,937 shares.

Meetings of the Board of Directors; Director Attendance

There were 10 meetings of the Board of Directors in 2024. Each incumbent director who served on the Board in 2024 attended at least 75% of the meetings of the Boards and of the committees of the Board on which they served during 2024. Board members are encouraged to attend the Annual Meeting of Shareholders, and nine directors serving on the Company’s Board at the time of the 2024 Annual Meeting of Shareholders attended that meeting.

Independence of Directors

Using the independence definitions and corporate governance requirements of Nasdaq (the “Nasdaq Standard”), the Board has determined that the following eight (8) of the ten (10) current directors, are independent: directors Adams, Carter, Craig, Frostick, Houston, Keyser, Strange and Wells. The Board considered the lease payments made to, and received from, entities controlled by Mr. Craig, in evaluating his independence in accordance with the Nasdaq Standard and determined that such lease payments do not impair his independence. Mr. Dittmar is not independent because lease payments made by the Bank to an entity for which Mr. Dittmar is the manager and indirect owner, as described under “Related Person Transactions" on page 26, would be considered compensation in excess of Nasdaq Standard limits. Mr. Rust, who serves as an executive officer of the Company, is not independent.

Committees of the Board

The Board of Directors has standing audit, compensation and corporate governance committees.

Audit and Compliance Committee ("Audit Committee"). The directors currently serving on the Audit Committee are directors Keyser (chair), Frostick, Craig, Houston, Strange and Wells. The primary function of the Audit Committee is to direct and monitor the internal audit and control functions and to select the Company’s independent registered public accounting firm. The Board of Directors has determined that (a) Mr. Keyser is an “audit committee financial expert,” and (b) each member of the Audit Committee is “independent” under the Nasdaq Standard. The Audit Committee met five times during 2024. The charter of the Audit Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Joint Compensation Committee (“Compensation Committee"). The directors currently serving on the Compensation Committee of the Company and the Bank are directors Adams (chair), Carter, Frostick, Houston and Wells. Each current member of the Compensation Committee is “independent” under the Nasdaq Standard. The primary function of the Compensation Committee is to review and make recommendations to the Board of Directors with respect to director compensation and the Company’s executive compensation and compensation policies, and to administer the Company’s stock incentive plans. The Compensation Committee met three times during 2024. The charter of the Compensation Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Corporate Governance Committee. The directors currently serving on the Corporate Governance Committee are directors Frostick (chair), Dittmar, Houston and Strange. The primary function of the Corporate Governance Committee is to make recommendations to the full Board of Directors on matters of corporate governance, including the independence of directors and nominees. This Committee has no regular meeting schedule, but generally meets in the first quarter of each year to review and make recommendations to the Board regarding independence of directors and is otherwise available to address corporate governance matters with respect to which the full Board requests guidance. The Corporate Governance Committee met one time during 2024. The charter of the Corporate Governance Committee is on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.”

Nominating Procedures

The Company’s Board of Directors does not currently have a standing nominating committee. The entire Board is involved in identifying nominee candidates, and the Corporate Governance Committee assists with determining independence and/or performing other duties as may be requested. Any nominees for director must be recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors, subject to Section 2.6 of the Company’s Bylaws.

In terms of the qualifications for nominees, the Board considers a number of factors, based on a matrix developed by the Board, in the context of the perceived needs of the Board at that point in time to complement the existing board composition. Although the Board has not adopted a formal policy relating to diversity, the Board considers a number of diverse attributes, characteristics, experiences and skills including, but not limited to: board and management experience; business and professional expertise; geographic representation and community involvement in the Company’s market area; business and other relationships with the Company and its subsidiaries; independence; potential competition or other conflicts with the Company’s business; gender; race; and availability to attend Board meetings. A nominee candidate must also complete a questionnaire designed to gather information required to be disclosed in the proxy statement as a nominee and other information about the candidate’s background and experience.

While the Board has not established any formal policies for consideration of director candidates recommended by shareholders, nominations of persons for election to the Board may be made at an annual meeting by a shareholder in accordance with the Company’s Bylaws. See “Shareholder Nominations and Proposals” on page 29.

Board Leadership Structure and Role in Risk Oversight

Since 2007, the positions of Chief Executive Officer and Chairman of the Board have been separated. The current leadership structure, which allows the non-executive Chairman to maintain a more objective role in management of Board functions and the Board’s oversight of management, is deemed appropriate and effective by the Board at this time. While the Company’s management has responsibility for direct, day-to-day management of the Company, the Board has a significant role in oversight of risk. Officers are generally ratified by the Board annually, upon the recommendation of the Chief Executive Officer. The Board approves all significant policies which guide the Company’s officers and other employees in the discharge of their duties. Programs are established to monitor compliance with the policies, and compliance reviews and audits are reported to the Audit Committee. While the Board committees outlined above generally perform a more direct role in overseeing specific areas of risk, each committee provides full reports to the Board on any significant or material findings.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the name and position of each of the executive officers of the Company. These individuals are referred to throughout this document as “executive officers.” The executive officers identified in the “Summary Compensation Table” on page 20 are referred to as “named executive officers” or "NEOs." Unless otherwise indicated, each of these officers has served as an executive officer of the Company for at least five years:

Name (Age)	Information about Executive Officers
Glenn W. Rust (70)

President and Chief Executive Officer of the Company and the Bank. He served as President of the Bank from November 2006 through March 2021, from June 2021 to December 2021 and December 2023 to present. He served as Chief Executive Officer of the Bank from July 2007 to March 2021 and June 2021 to present.

Virginia R. Bayes (64)

Chief Banking Officer, Executive Vice President and Corporate Secretary of the Company and Chief Banking Officer, Corporate Secretary and Executive Vice President of the Bank. Ms. Bayes joined the Bank in 1998 and was named an executive officer in January 2011. Ms. Bayes was Chief Credit Officer of the Bank from 2011 to November 2023. In November 2023, Ms. Bayes assumed the role of Chief Banking Officer and in April 2025, she assumed the role of Corporate Secretary.

Tara Y. Harrison (57)

Chief Financial Officer and Executive Vice President of the Company and the Bank. Ms. Harrison joined the Bank in October 2016 and was named Chief Financial Officer and Executive Vice President in February 2017.

The Board of Directors would like to express its sincere appreciation to Donna G. Shewmake, who will be retiring effective December 31, 2025. Ms. Shewmake served as the Company's General Counsel and Executive Vice President for 17 years.

Compensation Discussion

Philosophy and Objectives of the Company’s Compensation Program. The Board believes compensation of its executive officers should reflect and support the Company’s strategic and financial performance goals, the primary goal being the creation of long-term value for the shareholders of the Company, while protecting the interests of the depositors of the Bank. The philosophy behind the compensation program is to provide both cash compensation, in the form of salaries and bonuses, as well as stock incentives, in an effort to promote an ownership mentality among the executive officers and other key individuals within the Company and its affiliates.

The Compensation Committee is tasked with reviewing and making recommendations regarding the Company’s executive compensation policies to ensure they are (i) competitive, (ii) performance-based, and (iii) consistent with the Company’s annual and long-term business objectives. The Compensation Committee is also responsible for administering the Company’s stock incentive plans.

The Compensation Committee specifically reviews and makes recommendations to the Board regarding the compensation of the President and Chief Executive Officer (“CEO”) of the Company and its affiliates based on reasonableness, competitiveness and relationship to performance. In determining the compensation to recommend for the CEO, the Compensation Committee reviews certain established bank performance metrics and goals. During 2023 and 2024, the Compensation Committee considered whether the cash compensation and the stock incentive awards made to the CEO were reasonable and reflective of the merger-related efforts and positive impact on the Company and shareholder value. The Compensation Committee also considered whether the cash compensation and the stock incentive awards motivate him to remain at the Company. In 2023, the Compensation Committee recommended, based on the CEO’s performance in 2022, that (a) his salary remain at $500,000, (b) he be given a $150,000 cash bonus, and (c) he receive 8,400 shares restricted stock vesting in equal annual installments over four years. In 2024, the Compensation Committee recommended, based on the CEO’s performance in 2023, that (a) his salary remain at $500,000, (b) he be given a $100,000 cash bonus, and (c) he receive 10,816 shares restricted stock vesting in equal annual installments over four years. The Board approved the Compensation Committee’s recommendations in both 2023 and 2024.

For 2023 and 2024, the CEO established the compensation for the other NEOs. The compensation of the Company's NEOs is designed to be reflective of the level of responsibility and the performance of the executive officer relative to the positive impact on the Company and shareholder values.

During 2023 and 2024, no compensation consultants were engaged or used by the Compensation Committee, the Board of Directors or management with respect to executive compensation. The Compensation Committee and management do use certain compensation surveys and information available from various organizations.

Composition of Compensation. There are four primary components of executive compensation, as follows: base salary; cash bonuses; stock option grants or other stock awards under the Company’s stock incentive plans; and benefits.

Base Salary. Base salary provides competitive levels of compensation to executives, in accordance with their experience, duties and responsibilities. Base salaries are necessary to recruit and retain executives, and base salary adjustments are reflective of an individual’s performance or changed responsibilities.

Cash Bonuses. Cash bonuses are designed to align the interests of executive officers with the Company’s shareholders by rewarding officers based on the performance of the Company; such bonuses are discretionary and, for Mr. Rust, subject to Board approval.

Stock Option Grants and Other Stock Incentive Awards. Periodically, stock option grants, restricted and unrestricted stock grants, or other awards under the Company’s stock incentive plans may be awarded to executive officers and others within the Company and its affiliates whose performance is critical to the ongoing success of the Company. Stock options that have been granted have a ten-year term and typically vest evenly over a four-year or five-year period. All outstanding options have an exercise price equal to the closing price of the Company’s common stock on the date of the grant. The Company may also grant stock, restricted stock or other stock awards, which may vest immediately or over time. The actual value that may be realized by an option holder or by the recipient of a stock grant or other stock incentive award is tied to the appreciation of the Company’s common stock, thereby aligning the option holders’ or recipients’ interests with those of the Company’s other shareholders.

In addition to the restricted stock awarded to Mr. Rust in 2023 and 2024, each of the other NEOs received 9,900 options to purchase shares of stock in April 2024 with a four-year vesting schedule. No restricted stock or stock options were granted to the other NEOs in 2023. Outstanding stock options and restricted stock granted to the NEOs in 2024 and certain prior years are included on page 21 in “Outstanding Equity Awards at Fiscal Year-End.”

Benefits.

401(k) Profit Sharing Plan. The Company has a 401(k) plan which is available to all employees. Employees are able to elect the amount to contribute, not to exceed a maximum amount as determined by IRS regulations. The Company matches 100% of the first 6% of employee contributions. Matching contributions, as well as employee contributions, are fully vested immediately. “Vesting” refers to the rights of ownership to the assets in the 401(k) accounts.

Health and Welfare Benefits. The Company also offers health and welfare benefits to the executive officers and others within the Company, including medical, dental and vision insurance, group term life insurance, disability insurance and flexible spending accounts.

Split-Dollar Life Insurance. The Company has certain split-dollar insurance or bank-owned life insurance (“BOLI”) arrangements with each named executive officer and certain other senior officers of the Company and/or its subsidiaries. Under these BOLI arrangements, the Company is the owner of, and pays all premiums for, insurance policies on an officer’s life. Upon the death of the insured officer, a portion of the death benefit will be paid to beneficiary(ies) designated by the officer, subject to the terms and restrictions of the split-dollar endorsement agreement between the officer and the Company, and the balance is paid to the Company.

Perquisites. Perquisites may be granted to executive officers and other employees, after proper consideration of the business need. Perquisites may include memberships in local clubs and the provision of a bank-owned automobile that will be primarily used for Company business. All perquisites represent a small portion of the Company’s compensation program, and those for the NEOs are disclosed according to regulations in the “Summary Compensation Table” on page 20.

Executive and Change in Control Arrangements. The Company entered into an amended and restated management continuity agreement (a “Management Continuity Agreement”) with each of Mr. Rust, Ms. Bayes and Ms. Harrison on October 23, 2024.

Under the terms of each Management Continuity Agreement, in event of a “change in control” (as defined in the agreement) of the Company, the Company or its successor is required to continue to employ each executive officer for a period of two years following the date of the change in control with commensurate authority, responsibilities, compensation and benefits for that period. If, within six months prior to a change in control of the Company or during the above-described employment period, an executive officer’s employment terminates without “cause” or for “good reason” (each as defined in the agreement), such executive officer is entitled to receive (i) a lump sum cash payment equal to two times the sum of (A) the executive officer’s annual base salary in effect at termination, plus (B) the average annual bonus paid or payable to the executive officer for the two most recently completed years, plus (C) any amounts contributed by the executive officer during the most recently completed year pursuant to a salary reduction agreement or any other program that provides for pre-tax salary reductions or compensation deferrals; (ii) continuation of employee welfare benefits for up to 18 months following the date of termination; and (iii) a lump sum cash payment equal to the Company’s contributions to the executive officer’s account in the Company’s sponsored 401(k) plan for the two-year period prior to termination of employment. The severance benefits will be reduced to the extent necessary to avoid the imposition of the golden parachute excise taxes under Section 4999 of the Internal Revenue Code. Each Management Continuity Agreement also provides that any incentive based compensation or award an executive officer receives will be subject to clawback by the Company as may be required by applicable law or stock exchange listing requirement and on such basis as the Board determines.

As defined in each Management Continuity Agreement, the term “change in control” includes, among other things, the acquisition by any person or group of 30% or more of the Company’s outstanding shares of common stock (excluding issuance directly from the Company), individuals who serve on the Board (including successors whose nominations were approved by at least two-thirds of the Board) cease to constitute a majority of the Board, certain merger transactions, and the consummation of a sale of all or substantially all of the Company’s assets.

Each of Mr. Rust, Ms. Bayes and Ms. Harrison is also a party to a Non-Disclosure, Non-Solicitation and Non-Competition Agreement (a “Non-Competition Agreement”) with the Bank that was entered into on May 18, 2020 pursuant to which each of the executive officers has agreed (a) to protect and not disclose the confidential and proprietary information of the Bank or its affiliates, (b) for a period of 12 months following the termination of the executive officer’s employment for any reason, not to solicit the customers or employees of the Bank or its affiliates, or to provide services or interfere with customers of the Bank or its affiliates, and (c) for a period of three months following the voluntary termination of the executive officer’s employment for any reason or involuntary termination of executive officer’s employment for “cause” (as defined in the agreement), not to engage in any activity or work that competes with the business of the Bank or its affiliates that is the same or substantially similar to services previously provided by the executive officer within a 30-mile radius of his/her office location, or within any other office location where the executive officer worked within the previous 12 months. Under the terms of each Management Continuity Agreement, the provisions of the Non-Competition Agreements will survive termination of the executive officer’s employment except the non-competition provisions will not apply after the executive officer ceases to be employed by Virginia National following a change in control unless the executive officer is entitled to receive severance benefits provided under the Management Continuity Agreement in connection with termination of his/her employment without cause or for good reason.

Summary Compensation Table

The following table sets forth, for the periods indicated, certain information concerning the compensation of the NEOs:

Name and Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total

Glenn W. Rust	2024	$500,000	$100,000	$325,000	$82,824	$1,007,824
President and Chief Executive Officer (Principal Executive Officer)	2023	$500,000	$150,000	$274,932	$80,830	$1,005,762
Virginia R. Bayes	2024	$365,064	$18,781	$56,549	$38,301	$478,695
Chief Banking Officer, Executive Vice President and Corporate Secretary	2023	$344,400	-	-	$25,494	$369,894
Tara Y. Harrison	2024	$308,415	$21,987	$56,549	$31,338	$418,289
Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)	2023	$290,958	-	-	$23,646	$314,604

_________________

(1)
Stock awards consist of restricted stock granted to Mr. Rust in both 2024 and 2023 that vests over a four-year period and stock options granted to Ms. Bayes and Ms. Harrison in 2024 that vest over a four-year period, as described in the Outstanding Equity Awards at Fiscal Year-End 2024 table. The value indicated is the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Assumptions utilized in such valuation estimates are described in Note 19 – Stock Incentive Plans, in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
Amounts shown in the "All Other Compensation" column are detailed in the following table:

Name and Position	Year	Company Contributions to 401(k) Plans	Club Memberships	Group Term Life Insurance, Disability and BOLI	Company Vehicle	Information Technology Budget	Health and Wellness Benefit	Tax gross-ups (1)	Total

Glenn W. Rust	2024	$20,625	$17,299	$19,666	$15,540	$3,352	$1,142	$5,200	$82,824
President and Chief Executive Officer (Principal Executive Officer)	2023	$19,800	$18,632	$19,205	$14,966	$3,352	$1,082	$3,793	$80,830
Virginia R. Bayes	2024	$17,529	-	$7,597	$10,277	-	$960	$1,938	$38,301
Chief Banking Officer, Executive Vice President and Corporate Secretary	2023	$16,947	-	$7,071	-	-	-	$1,476	$25,494
Tara Y. Harrison	2024	$19,824	-	$4,251	$4,853	-	$1,046	$1,364	$31,338
Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)	2023	$17,458	-	$4,002	-	-	$991	$1,195	$23,646

_________________

(1) The amounts in this column reflect the tax gross-ups for a portion of imputed income related to restricted stock awards and premiums paid for bank-owned life insurance.

Outstanding Equity Awards at Fiscal Year-End 2024

The following table provides certain information on unexercised options and restricted stock held by each of the NEOs as of December 31, 2024. There were no other equity awards outstanding to the NEOs.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Glenn W. Rust (1)	8,400	-	$39.52	04/18/2028	1,257	$48,017
Glenn W. Rust (2)	12,000	-	$37.25	10/15/2029	2,790	$106,578
Glenn W. Rust (3)	20,800	5,200	$26.00	03/24/2030	6,300	$240,660
Glenn W. Rust (4)					10,816	$413,171
Virginia R. Bayes (5)	5,512	-	$42.62	05/16/2028	1,500	$57,300
Virginia R. Bayes (6)	8,000	2,000	$23.75	09/22/2030
Virginia R. Bayes (7)	3,300	1,100	$36.14	09/29/2031
Virginia R. Bayes (8)	-	9,900	$28.21	4/29/2034
Tara Y. Harrison (5)	5,512	-	$42.62	05/16/2028	1,500	$57,300
Tara Y. Harrison (6)	7,000	2,000	$23.75	09/22/2030
Tara Y. Harrison (7)	3,300	1,100	$36.14	09/29/2031
Tara Y. Harrison (8)	-	9,900	$28.21	4/29/2034

_______________

(1)
Options vested in five equal annual installments beginning April 19, 2019, and restricted stock vests in four equal annual installments beginning February 24, 2022.
(2)
Options vested in five equal annual installments beginning October 16, 2020 and restricted stock vests in four equal annual installments beginning February 23, 2023.
(3)
Options vest in five equal annual installments beginning March 25, 2021 and restricted stock vests in four equal annual installments beginning April 28, 2024.
(4)
Restricted stock vests in four equal annual installments beginning March 27, 2025.
(5)
Options vested in five equal annual installments beginning May 17, 2019, and restricted stock vests in five equal annual installments beginning November 1, 2023.
(6)
Options vest in five equal annual installments beginning September 23, 2021.
(7)
Options vest in four equal annual installments beginning September 30, 2022.
(8)
Options vest in four equal annual installments beginning April 30, 2025.

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table ("SCT"), as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2022, 2023 and 2024 calendar years. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on TSR (3)	Net Income
2024	$1,007,824	$1,123,954	$448,492	$493,110	$112.76	$16,966,385
2023	$1,005,762	$1,030,097	$335,061	$342,601	$114.89	$19,262,929
2022	$975,165	$983,392	$421,764	$435,784	$107.40	$23,437,900

(1)

The amounts reflect the amounts reported in the SCT as total compensation for Mr. Rust, who was the principal executive officer ("PEO") for all years presented, and the average for each year of total compensation for the other NEOs as reported in the SCT. The other NEOs for 2022 were Ms. Bayes and Ms. Shewmake, the other NEOs for 2023 were Ms. Bayes, Ms. Shewmake and Ms. Harrison and the other NEOs for 2024 were Ms. Bayes and Ms. Harrison.

(2)

Compensation actually paid to the PEO and Non-PEO NEOs represents total compensation reported in the SCT, with certain adjustments as described below. Compensation actually paid differs from the amount shown in the SCT and does not represent the total amount earned or the total amount paid in any particular year. Total compensation, as reported in the SCT, was adjusted by (a) removing the grant date fair value of stock awards granted in each year, as determined under ASC Topic 718; (b) including with respect to outstanding restricted stock awards for each year (i) the year-end fair value of any awards granted during the year that are outstanding and unvested as of the end of the year; (ii) the change in fair value as of the end of the year (from the end of the prior year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, and (iii) for awards granted in prior years that vested in the applicable year, the change in fair value as of the vesting date (from the end of the prior year); and (c) the amount of dividends paid on unvested restricted stock awards.

(3)

Total shareholder return ("TSR") is calculated assuming a fixed investment of $100 in the Company’s common stock based on the closing price on December 31, 2021, the last trading day prior to January 1, 2022, assuming reinvestment of dividends, through and including the end of each fiscal year. The amount for 2022 represents the one-year total shareholder return, the amount for 2023 represents the two-year total shareholder return and the amount for 2024 represents the three-year total shareholder return.

The amounts of the adjustments that were added to (or deducted from) the SCT total for the PEO to arrive at compensation actually paid to the PEO for each year are shown in the table below:

Adjustments to determine compensation "actually paid" for PEO	2024	2023	2022
Deduction for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(325,000)	$(274,932)	$(200,043)
Year-end fair value of awards granted during year that remained unvested at year-end	413,171	288,792	204,563
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	39,526	(15,271)	(4,598)
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	(29,599)	7,714	(2,914)
Increase based on dividends paid during year prior to vesting	18,032	18,032	11,219
Total adjustments	$116,130	$24,335	$8,227

The amounts of the adjustments that were added to (or deducted from) the SCT total for the NEOs other than the PEO to arrive at compensation actually paid to non-PEO NEOs for each year are shown in the following table:

Adjustments to determine compensation "actually paid" for non-PEO NEOs	2024	2023	2022
Deduction for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(56,549)	$-	$(82,500)
Year-end fair value of awards granted during year that remained unvested at year-end	92,382	-	91,650
Change in fair value from prior year-end to year-end of awards granted in a prior year that were outstanding and unvested at year-end	5,730	(5,985)	(1,830)
Change in fair value from prior year-end to vesting date of awards granted in a prior year that vested during year	375	8,864	3,813
Increase based on dividends paid during year prior to vesting	2,681	4,661	2,888
Total adjustments	$44,618	$7,540	$14,021

The relationship between (i) the executive compensation actually paid to the PEO and the average compensation actually paid to the NEOs other than the PEO and (ii) cumulative TSR on the Company’s common stock is shown below:

Compensation Actually Paid and Total Shareholder Return
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$120.00
$115.00
$110.00
$105.00
$100.00
Total Shareholder Return
2022
2023
2024
Compensation actually paid to PEO
Average compensation actually paid to other NEOs
TSR for Virginia National Bankshares

The relationship between (i) the executive compensation actually paid to the PEO and the average compensation actually paid to the NEOs other than the PEO and (ii) net income of the Company for the last three years is shown below:

Compensation Actually Paid and Net Income
Compensation Actually Paid
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$-
Net Income
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2022
2023
2024
Compensation actually paid to PEO
Average compensation actually paid to other NEOs
Net Income

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

The table below identifies all persons known to the Company to own beneficially more than 5% of our outstanding common shares as of May 27, 2025:

	Amount and Nature of Beneficial Ownership of Common Shares		Percentage of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	289,756	(1)	5.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	291,965	(2)	5.4%

(1) Information based solely on a Schedule 13G filed on February 2, 2024. BlackRock reported sole voting power with respect to 284,921 shares and sole dispositive power with respect to 289,756 shares.

(2) Information based solely on a Schedule 13G filed on February 13, 2024. Vanguard reported shared voting power with respect to 2,145 shares, sole dispositive power with respect to 287,967 shares and shared dispositive power with respect to 3,998 shares.

The following table sets forth certain information concerning beneficial ownership of the Company’s common stock, as of May 27, 2025, by each director, nominee and named executive officer and by all directors, nominees and executive officers as a group.

	Shares of Common Stock Beneficially Owned
Name	Number of Shares (1)		Percent of Class
John B. Adams, Jr.	24,909	(2)	*
Virginia R. Bayes	38,977	(3)	*
Kevin T. Carter	13,187	(3)	*
Hunter E. Craig	240,387	(4)	4.45%
William D. Dittmar, Jr.	224,256		4.16%
Randolph D. Frostick	13,916		*
Tara Y. Harrison	28,652		*
Linda M. Houston	16,964	(3)	*
Jay B. Keyser	16,184	(5)	*
Glenn W. Rust	115,758		2.13%
Sterling T. Strange, III	12,372		*
Gregory L. Wells	20,806		*
Directors and Executive Officers as a Group (12 persons)	766,368		13.96%

_______________

 Represents less than one percent of the Company’s common stock outstanding as of April 15, 2024.

(1) Fractional shares are not included. All shares reported are held with sole investment power and sole voting power except as noted. Number of shares reported includes shares that may be acquired within 60 days through the exercise of stock options granted under the Company’s stock incentive plans as follows: Ms. Bayes, 19,287 shares; Directors Craig, Dittmar, Houston and Wells, 3,937 shares; Ms. Harrison, 18,287 shares; and Mr. Rust, 46,400 shares.

(2) 16,662 of the shares owned by director Adams are pledged.

(3) Includes shares held with shared voting and investment power with a spouse or shares held by a spouse as follows: Ms. Bayes, 126 shares; director Carter, 685 shares; and director Houston, 925 shares.

(4) 227,407 of the shares owned by director Craig are pledged.

(5) Includes (a) 3,033 shares held in director Keyser’s revocable trust over which director Keyser shares voting and investment powers with his spouse and (b) 6,168 shares held in a limited liability company over which director Keyser has sole voting and dispositive powers.

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

DELINQUENT SECTION 16(a) REPORTS

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each of the Company’s directors, executive officers and persons who own more than 10% of the Company’s securities is required to file reports of ownership and changes in ownership of the Company’s securities with the SEC and to provide copies of such reports to the Company. To the Company’s knowledge, based solely on a review of the information and reports furnished to the Company, the Company believes that all reporting persons timely filed all reports required under Section 16(a) during 2024, except that, due to administrative error, each of directors Adams, Carter, Craig, Dittmar, Frostick, Houston, Keyser, Rust, Strange and Wells failed to timely report a Form 4, each covering one transaction and each one day beyond the filing deadline.

INSIDER TRADING POLICY

The Company has adopted an Insider Trading Policy that governs the purchase, sale, and other dispositions of our securities on the basis of material non-public information by directors, officers, employees, consultants and contractors. The Company believes these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. A copy of our Insider Trading Policy was filed as an exhibit to the 2024 Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all the directors, officers and employees of the Company and its subsidiaries, including the Company’s principal executive officer and principal financial officer. The Company’s Code of Ethics is available on the Company’s Investor Relations website at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.” Any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed, on the Company’s website at www.vnbcorp.com.

RELATED PERSON TRANSACTIONS

Certain of the Company’s directors and officers, and certain immediate family members and/or associated entities, are customers of the Company’s affiliates and have had transactions in the ordinary course of business with the affiliates, including loan, deposit, asset management, leases and other transactions. All such banking transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than a normal risk of collection or present any unfavorable features for the Bank. All credit transactions involving officers and directors are reviewed and approved pursuant to the Bank’s established underwriting procedures, and all credit transactions involving executive officers and directors, and/or entities with which such persons are associated, are reported to the board of directors of the Bank.

The Company had business dealings or entered into non-banking transactions with directors of the Company or with entities in which a director or principal shareholder is owner, principal or has a beneficial interest of 10% or more since January 1, 2023. The Company has not adopted a formal written policy that covers the review and approval of director and other related person transactions by the Board; however, the Board, as a matter of practice, reviews all such significant transactions for approval. All such dealings and transactions have been on substantially the same terms as those prevailing at the time for comparable business dealings and transactions with unrelated persons. From January 1, 2024 through April 28, 2025, the Bank made lease and other payments of $720,097 to or for the benefit of Pantops Park, LLC, of which William D. Dittmar, Jr., chairman of the Company's Board, is the manager and indirect owner, under a ground lease executed in 2005. During 2023, the Bank made lease and other payments of $543,165 for the benefit of Pantops Park, LLC. The Company has engaged in non-banking transactions with other related persons of the Company; however, the amount of such payments made to, or received by, the Company did not exceed the disclosure threshold of $120,000.

INDEPENDENT AUDITORS

The Company has selected Yount, Hyde & Barbour, P.C. (“YHB”) to serve as independent registered public accounting firm for the Company in 2025. This firm audited the books and records of the Company for 2024 and 2023. The Company and its affiliates incurred the fees and out-of-pocket expenses shown in the table below for audit and other professional services provided by YHB for or during the fiscal years ended December 31, 2024 and December 31, 2023.

Description	2024	2023
Audit Fees (1)	$216,050	$220,611
Audit-related Fees (2)	12,500	12,000
Tax Fees (3)	14,200	13,400
Total Fees	$242,750	$246,011

_______________

(1)
Audit fees: Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

(2) Audit‐related fees: Audi-related fees consist of the audit of the Bank’s 401(k) Plan.

(3) Tax fees: Preparation of federal and state income tax returns and consultation on tax-related matters.

In every case, the scope of all audit services and permissible non-audit services provided by YHB was pre-approved by the Company’s Audit Committee. The Audit Committee was directly responsible for the appointment, compensation, retention and oversight of YHB, which reported directly to the Audit Committee.

Representatives from YHB are expected to be present at the Annual Meeting to make a statement if they desire to do so and to answer questions shareholder(s) may have.

YHB has advised the Company that neither it, nor any of its members, has any direct financial interest or material indirect financial interest in the securities of the Company, or any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee (the “Audit Committee”) is authorized by the Board to: (A) provide independent oversight with the Company’s independent registered public accounting firm; (B) monitor the Company’s (i) accounting practices, procedures and policies, (ii) financial reporting processes, (iii) compliance of the Company’s consolidated financial statements and internal controls with applicable requirements and (iv) compliance with applicable banking and securities regulatory requirements; and (C) evaluate the Company’s system of internal controls, internal audit function (whether outsourced or conducted in-house) and related areas.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and with Yount, Hyde and Barbour, P.C., independent registered public accounting firm. The Audit Committee has also reviewed and discussed with YHB the matters required to be discussed by the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independence of the firm.

In performing all of these functions, the Audit Committee acts only in an oversight capacity, relying on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

March 26, 2025 Jay B. Keyser, Chair

Hunter E. Craig

Randolph D. Frostick

Linda M. Houston

Sterling T. Strange, III

Gregory L. Wells

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors,” or to the individual director, in care of the Corporate Secretary of the Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in the case of correspondence addressed to the “Board of Directors”) or to any named individual director.

OTHER MATTERS

The Company is not aware of any other matters to come before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holder(s) will vote the proxy in their discretion.

SHAREHOLDER NOMINATIONS AND PROPOSALS

The Company’s Bylaws provide that, in addition to any other applicable requirements, for any nomination of a director or other business to be properly brought before an annual meeting by a shareholder, the shareholder must provide written notice to the Company at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For the 2026 annual meeting of shareholders, notice must be delivered to the Corporate Secretary no later than April 25, 2026. The notification must contain certain information as provided in the Company’s Bylaws. Any proposed nomination or business not in compliance with the requirements of the Company’s Bylaws shall be disregarded. A copy of the Company’s Bylaws is available at www.vnbcorp.com in the “Corporate Overview” section under “Governance Documents.” A copy may also be requested by contacting the Corporate Secretary at the address below.

In order for a shareholder proposal to be considered for inclusion in the Company’s proxy materials relating to its 2026 annual meeting of shareholders pursuant to SEC regulations, it must be received by the Company no later than February 6, 2026.

Shareholder notifications and proposals should be sent to the attention of the Corporate Secretary, Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, is being made available with this proxy statement. Shareholders may also request, without charge, a copy of the Company’s 2024 Annual Report on Form 10-K by writing to the Corporate Secretary, Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911.

g the Availability of Proxy Materials for the Annual Shareholder Meeting of VIRGINIA NATIONAL BANKSHARES CORPORATION To Be Held On: June 27, 2024 at 10:00 a.m. Eastern Time at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, Virginia 22911 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER You are receiving this notice because you have shares in this company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before June 13, 2024. Please visit www.vnbcorp.com/proxy, where the following materials are available for view: Notice of Annual Meeting and Proxy Statement Annual Report on Form 10-K TO REQUEST MATERIALS: PLEASE USE THE CONTROL NUMBER IN THE BOX TO THE RIGHT ABOVE TO REQUEST MATERIALS THROUGH ONE OF THE THREE FOLLOWING METHODS: TELEPHONE: 888-Proxy-NA (888-776-9962) 201-299-6210 (for internm/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 5:00 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call. MAIL: You may request a paper proxy card by following the instructions above TO REQUEST MATERIALS. BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 & 3. 1. Election of the following persons as directors to serve until the next annuAPPENDIX A

VIRGINIA NATIONAL BANKSHARES CORPORATION

AMENDED AND RESTATED 2022 STOCK INCENTIVE PLAN

(a)
Purpose; Eligibility.
a.
General Purpose. The purpose of the Virginia National Bankshares Corporation Amended and Restated 2022 Stock Incentive Plan (the "Plan") is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and Consultants, through the use of stock and stock-based incentives. The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates depend for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

(b) Eligible Award Recipients. Any employee, director or Consultant of the Company or an Affiliate who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of an Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board.

(c) Available Awards. Awards of Options, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

(d) Date of Adoption, Effective Date. The Plan was amended and restated by the Board of Directors of the Company on May 28, 2025, which amendment and restatement will become effective on July 24, 2025, if approved by the shareholders of the Company on July 24, 2025 in accordance with applicable law. The Virginia National Bankshares Corporation 2022 Stock Incentive Plan was initially adopted by the Board of Directors of the Company on April 27, 2022, and became effective on the date of its approval by the shareholders of the Company, which was June 23, 2022 (such approval date, the “Effective Date”). The sole purpose of the amendment and restatement of the Plan is to increase the shares available under the Plan from 150,000 shares to 300,000 shares.

2. Certain Definitions. The following terms have the meanings indicated:

a.
Act. The Securities Exchange Act of 1934, as amended.
b.
Affiliate. A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. For purposes of an Incentive Stock Option, “Affiliate,” refers to a “parent corporation” or “subsidiary corporation” within the meaning of Treasury Regulations under Section 424 of the Code.

c.
Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (not in excess of the maximum applicable statutory withholding rate) in connection with any exercise of an Option, or the award, lapse of restrictions or payment with respect to any Award.
d.
Award. The award of an Option, Restricted Stock, Restricted Stock Unit, or Stock Award under the Plan.
e.
Award Agreement. Any agreement, contract, certificate or other written instrument or document (which may be in electronic form) evidencing the terms and conditions of an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.
f.
Board. The Board of Directors of the Company.
g.
Cause. With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment agreement, change in control employment agreement, or other services agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award Agreement.

In all other cases, Cause shall mean:

(i) Continual or deliberate neglect by the Participant in the performance of his material duties and responsibilities as established from time to time by the Company, or the Participant’s repeated failure or refusal to follow reasonable instructions or policies of the Company after being advised in writing of such failure or refusal and being given a reasonable opportunity and period (as determined by the Company) to remedy such failure or refusal;

(ii) Conviction of, indictment for (or its procedural equivalent), entering of a guilty plea or plea of no contest with respect to a felony, a crime of moral turpitude or any other crime with respect to which imprisonment is a possible punishment, or the commission of an act of embezzlement or fraud against the Company or an Affiliate;

(iii) Violation in any material respect of any code or standard of conduct generally applicable to employees of the Company or an Affiliate after being advised in writing of such violation and being given a reasonable opportunity and period (as determined by the Company) to remedy such violation;

(iv) Dishonesty of the Participant with respect to the Company, or breach of a fiduciary duty owed to the Company; or

(v) The willful engaging by the Participant in conduct that is reasonably likely to result, in the good faith judgment of the Company, in material injury to the Company, monetarily, reputationally or otherwise.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause. Notwithstanding the foregoing, with respect to any director, a determination that the director has engaged in conduct that is covered by the definition of Cause shall be made by a majority of the disinterested Board members.

(h) Change in Control. A Change in Control shall occur if, after the Date of Grant of an Award:

i.
The acquisition by any Person (as defined below) of beneficial ownership of 50% or more of the then outstanding shares of Company Stock;
ii.
Individuals who constitute the Board on the Effective Date of the Plan (the “Incumbent Board”) cease to constitute a majority of the Board, provided that any director whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company;
iii.
Consummation of a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that a Reorganization will not constitute a Change in Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

(A) no Person beneficially owns 50% or more of either (1) the then outstanding shares of Company Stock or voting securities of the corporation or other entity resulting from the transaction or (2) the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of members of the board of directors (or similar governing body); and

(B) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

iv.
A complete liquidation or dissolution of the Company, or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 2(h), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.

i.
Code. The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

j.
Committee. The Committee appointed by the Board of Directors to administer the Plan pursuant to Section 16 of the Plan, or if no such Committee has been appointed, the Board.

k.
Company. Virginia National Bankshares Corporation, a Virginia corporation.

l.
Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 13) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

m.
Consultant. A person or entity rendering consulting or advisory services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code or a director of the Company or an Affiliate.

n.
Date of Grant. The effective date of an Award granted by the Committee.

o.
Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

p.
Fair Market Value.
i.
If the Company Stock is listed on any established stock exchange or quoted on any established stock market system, Fair Market Value shall be the closing price for the Company Stock on the date as of which Fair Market Value is determined for any purpose under the Plan (or if no trades were reported the closing price on the immediately preceding date on which the Company Stock was traded) as reported by such exchange or stock market system or such other source as the Committee deems reliable; provided, however, the Committee may elect to use, subject to applicable requirements of the Code and Treasury Regulations, the average closing price over a designated number of up to thirty (30) consecutive days to determine the Fair Market Value if the daily volume of trading in the Company Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value.

ii.
If the Company Stock is not then listed on any established stock exchange or quoted on any established stock market system or if, in the opinion of the Committee, the method set forth in (i) is otherwise inapplicable or inappropriate for any reason, Fair Market Value shall be the fair market value of a share of Company Stock as determined pursuant to a reasonable application of a reasonable method adopted by the Committee in good faith for such purpose, which shall be conclusive and binding on all persons; provided, however, that the Fair Market Value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation § 1.422-2(e)(2) and the Fair Market Value of Company Stock subject to a Nonstatutory Stock Option or a stock appreciation right shall be determined in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv).

iii.
Notwithstanding any other provisions in the Plan, Fair Market Value shall be determined as of the Date of Grant specified in the Award.

q.
Good Reason. If the Participant is a party to an employment agreement, change in control employment agreement, or other services agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition contained in the agreement. If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason contained in the Award Agreement. In all other cases, Good Reason shall mean the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity unless any such base salary or bonus opportunity reduction is proportionate to reductions in base salaries or bonus opportunities of other similarly situated employees of the Company; or (iii) a geographical relocation of the Participant’s principal office location by more than thirty (30) miles.
r.
Incentive Stock Option. An Option intended to meet the requirements of, and that qualifies for, favorable federal income tax treatment under, Section 422 of the Code, and is so designated.
s.
Nonstatutory Stock Option. An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option.
t.
Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.
u.
Other Stock-Based Award. A right granted under Section 8.
v.
Participant. Any eligible Award recipient who is granted an Award under the Plan.

(w) Performance Award. An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a performance objective. The terms and conditions of each Performance Award, including the performance objective and performance period, shall be set forth in the applicable Award Agreement with the Participant or in a subplan of the Plan which is incorporated by reference into the Award Agreement.

x)
Plan. The Virginia National Bankshares Corporation Amended and Restated 2022 Stock Incentive Plan.
y)
Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.
z)
Restricted Stock Unit. An Award, designated as a Restricted Stock Unit under the Plan, that represents the right to receive Company Stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.

(aa) Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(bb) 10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3. Shares Subject to the Plan.

(a)
Subject to adjustment as provided in Section 13 of the Plan, a total of 300,000 shares of Company Stock may be issued pursuant to Awards under the Plan. Subject to adjustment as provided in Section 13, no more than an aggregate of 300,000 shares of Company Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject to disqualifying dispositions within in the meaning of Sections 421 and 422 of the Code).
(b)
Any shares of Company Stock subject to an Award that is canceled, forfeited or expires prior to exercise, vesting or settlement, either in full or in part, shall again become available for issuance under the Plan; provided that shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are tendered or withheld in payment of an Option exercise price or to satisfy any amount of tax withholding with respect to the Award.
(c)
The maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any Participant shall not exceed 40,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual share limit set forth in this Section 3(c).

(d) Notwithstanding anything in the Plan to the contrary, the maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any non-employee director of the Company or an Affiliate shall not exceed 10,000 shares. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual share limit set forth in this Section 3(d).

4. Stock Options.

a.
Option Grant. Whenever the Committee deems it appropriate to grant Options, an Award Agreement shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. The Award Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares. Incentive Stock Options may be granted to employees of the Company or an Affiliate. Non-employee directors and Consultants shall not be eligible to receive Incentive Stock Options. No Option (or portion thereof) that is intended to be an Incentive Stock Option shall be invalid for failure to so qualify, but instead such Option (or portion thereof) shall constitute a Nonstatutory Stock Option.

(b) Exercise Price; No Option Repricing. The Committee shall establish the exercise price of Options. The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority to amend or modify the exercise price of any outstanding Option, or to cancel an outstanding Option, at a time when the exercise price of the Option is greater than the Fair Market Value of a share of Company Stock in exchange for cash, another Award, or other securities, except in connection with a change in capital structure or corporate transaction involving the Company in accordance with Section 13 or Section 15, respectively.

(c) Term. The Committee shall establish the term of each Option in the Participant’s Award Agreement. The term of an Option shall not be longer than ten (10) years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five (5) years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Award Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.

(d) Time of Exercise.

(i)
During Participant’s Employment or Service. Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Award Agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change in Control as the Committee deems appropriate.
(ii)
After Participant’s Termination of Employment or Service. The Committee shall set forth in the Participant’s Award Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three (3) months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one (1) year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term. The Award Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.
(iii)
After Participant’s Death. If a Participant dies and if the Participant’s Award Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Award Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

(e)
Limit on Exercise of Incentive Stock Options. An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

5. Method of Exercise of Options.

(a) Exercise. Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b) Payment. In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes). Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock (including without limitation by “net share exercise”) as the Committee, in its discretion, deems advisable:

(i)
in cash or by check, payable to the order of the Company;
(ii)
by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant for such period of time, if any, required to avoid a charge to earnings for financial accounting purposes;
(iii)
if provided in an Award Agreement, by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”) for an option not intended to be an Incentive Stock Option and, if required by the Committee, Applicable Withholding Taxes;
(iv)
by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or
(v)
by any combination of the above permitted forms of payment.

(c)
Delivery of Shares. Upon the exercise of an Option in compliance with the provisions of this Section 5, the receipt by the Company of the payment for the shares of Company Stock so acquired, and satisfaction of the provisions of this Section 5, the Company shall deliver or cause to be delivered, within a reasonable time, to the Participant exercising the Option, either certificate(s) or shares held in book-entry form (“Book-Entry Shares”) for the number of shares of Company Stock with respect to which the Option is exercised. The shares of Company Stock shall be registered in the name of the exercising Participant or in such name jointly with the Participant as the Participant may direct in the written notice of exercise. The Company may place on any certificate or Book-Entry Shares representing Company Stock issued upon the exercise of an Option any legend or notation deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired.
(d)
Disqualifying Disposition. If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.

6. Restricted Stock Awards.

(a)
Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Award, an Award Agreement shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.
(b)
Restrictions on Transferability and Vesting. The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued service and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s (or an Affiliate’s) achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.
(c)
Lapse of Restrictions on Transferability. The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability or death of the Participant, the occurrence of a Change in Control, or certain terminations of employment in connection with a Change in Control or otherwise.
(d)
Rights of the Participant and Restrictions. A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award Agreement and in the Plan. In other respects, unless otherwise provided in the Award Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award Agreement.

7. Restricted Stock Unit Awards.

(a) Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, an Award Agreement shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject. No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.

(b) Restrictions on Vesting. The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock Units will vest on the Company’s (or an Affiliate’s) achievement of established performance objectives. Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

(c) Rights of the Participant. A Participant shall have no voting rights with respect to Restricted Stock Units. At the discretion of the Committee, to the extent set forth in the Award Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Company Stock. Dividends credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such credited dividends, with distribution to occur either upon settlement of such Restricted Stock Unit or at such other time or times set forth in an Award Agreement. Except as otherwise provided in an Award Agreement, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such credited dividends.

(d) Settlement. Unless otherwise provided in the Award Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares for which the Restricted Stock Unit vested multiplied by the Fair Market Value of a share of Company Stock on the vesting date, or a combination thereof as determined by the Committee.

8. Other Stock-Based Awards.

(a) Grant. The Committee is authorized to grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including, subject to the limitations of the minimum vesting provisions of Section 26, the grant or offer for sale of unrestricted shares of Company Stock) to Participants in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards shall be referred to as “Other Stock-Based Awards.” Each such Other Stock-Based Award may involve the transfer of actual shares to Participants or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

(b) Award Terms. Each Other Stock-Based Award shall be expressed in terms of shares or units or an equivalent measurement based on shares, as determined by the Committee. If the value of an Other Stock-Based Award will be based on the appreciation of shares from an initial value determined as of the date of grant, then such initial value shall not be less than the Fair Market Value of a share on the date of grant of such Other Stock-Based Award.

9. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates or Book-Entry Shares (or, in the case of Restricted Stock, Restricted Stock Units and Other Stock-Based Awards, no stock certificates or Book-Entry Shares free of a restrictive legend or other notation) shall be issued to the Participant. As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company or the Affiliate retain that number of shares of Company Stock from the shares otherwise deliverable under the Award, in either case with respect to which the Company has a statutory obligation to withhold taxes, up to the maximum tax rate applicable to the Participant, as determined by the Committee. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

10. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Company Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules, or regulations. The Company may place on a certificate or Book-Entry Shares representing Company Stock any legend or other notation required to reflect restrictions pursuant to the Plan, and any legend or other notation deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate or Book-Entry Shares for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

11. Nontransferability of Awards.

(a)
General Rule. In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below, without prior written approval from the Committee. Incentive Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.
(b)
Limited Transferability. Notwithstanding the provisions of Section 11(a) and subject to federal and state securities laws, the Committee may on a case-by-case basis grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

12. Duration, Amendment or Modification of the Plan.

(a) Duration. If not sooner terminated by the Board, the Plan shall terminate at the close of business on April 26, 2032. Awards outstanding on the date of such termination shall remain valid in accordance with their terms.

(b) Amendment and Modification. The Board may at any time terminate, suspend, amend or modify the Plan. Any such amendment or modification may be without shareholder approval, except to the extent that such shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Act, by any national securities exchange or system on which shares of Company Stock is then listed or quoted, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of such action shall remain valid in accordance with their terms. No Awards shall be made under the Plan after its termination.

(c) Amendments to Awards. Subject to the terms and provisions and within the limitations of the Plan, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any outstanding Award on either a prospective or retroactive basis; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or holder.

13. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reorganization, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of Company Stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event of a reorganization, recapitalization or merger in which the Company is the surviving corporation, the result of which is that the Company becomes a majority owned subsidiary of another entity (the “Parent”), then the Committee may take such actions with respect to Awards as the Committee deems appropriate (whose determination shall be binding on all persons), including without limitation causing any such Award then outstanding to be assumed, or new rights substituted therefor, by the Parent.

(c) In the event the Company distributes to its stockholders a stock dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions in this Section 13 without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

(e) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 13 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

14. Termination of Employment. The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon the termination of employment of a Participant, and may provide such terms and conditions in the Award Agreement or in such rules and policies as it may prescribe. If the terms of an Award provide that the Award will be exercisable, or become vested, or that payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

15. Change in Control.

(a) In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, shall provide for an outstanding Award to become fully vested, settled, and/or exercisable (in full for time-based Awards and at the greater of target or actual performance levels for performance-based Awards) in the event the Award is not assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control; and shall cause any such assumption or substitution to provide that the assumed or substituted Award shall become fully, vested, settled, and/or exercisable (in full for time-based Awards and at the greater of target or actual performance levels for performance-based Awards) in the event of an involuntary termination of employment without Cause or for Good Reason in connection with the Change in Control. In addition, the Committee shall make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award.

(b) The obligations of the Company under the Plan and any Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16. Administration of the Plan.

(a) The Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist of “independent” directors for purposes of any relevant stock exchange listing standards. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable stock exchange listing standards, and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the Date of Grant, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.

(b) Authority of the Committee. Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine: (i) which eligible persons shall receive an Award and the nature of the Award; (ii) the number of shares of Company Stock to be covered by each Award; (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options; (iv) the Fair Market Value of Company Stock; (v) the time or times when an Award shall be granted; (vi) subject to the Plan’s minimum vesting provisions, whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested; (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse; (viii) whether a Change in Control has occurred; (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards; (x) when Options may be exercised; (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes; (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted; (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan; (xiv) the manner in which Section 26 of the Plan,

“Minimum Vesting Provisions,” shall be implemented; and (xiv) any additional requirements relating to Awards that the Committee deems appropriate. To the extent permitted by applicable law and any applicable stock exchange or stock market rules and regulations, the Committee may delegate to the President and/or Chief Executive Officer of the Company the power to designate other officers and employees of the Company who will receive Awards and to determine the extent of the Awards to be received by such Participant. Such delegation must be made by a resolution of the Committee that specifies the maximum number of shares that may be allocated as part of the Awards and such other terms and conditions as may be established by the Committee.

(c) Amendment. The Committee shall have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) Action by the Committee. The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award Agreement. The interpretation and construction of any provisions of the Plan or an Award Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(e) Quorum. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

17. Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Chief Financial Officer with a copy to the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

18. Section 409A. The Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Award Agreement, including any definition in the Plan or any Award Agreement, shall be administered and construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under the Plan shall be deemed to be a separate payment.

Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under the Plan would cause a violation of Section 409A, then any amounts or benefits payable under the Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

19. Tax Consequences. Nothing in the Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under the Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

20. Clawback. Notwithstanding any other provisions in the Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement (including but not limited to Section 954 of the Dodd-Frank Act), will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement). This Section 20 shall not limit the Company’s right to revoke or cancel an Award or take other action against a Participant for any other reason, including, but not limited to, misconduct.

21. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company or the Affiliate. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors

22. Interpretation and Governing Law. The terms of the Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

23. Banking, Statutory and Regulatory Provisions. The Plan and all Awards granted under the Plan shall be subject to any condition, limitation, or prohibition under any Virginia or federal statutory or regulatory policy or rule to which the Company or an Affiliate is subject.

24. No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an employee with or without notice and with or without Cause, (ii) the service of a director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be, or (iii) the service of a Consultant for any reason at any time. Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.

25. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates. In addition, if a Participant’s employment or service is terminated for Cause, then as of the date of the misconduct, any Option held by the Participant shall terminate, and any unvested Restricted Stock and Restricted Stock Units held by the Participant shall be forfeited.

26. Minimum Vesting Provisions. Notwithstanding any other provision of the Plan, Awards shall have a minimum vesting/exercise schedule of at least one (1) year, except that a shorter vesting/exercise schedule may apply to Awards for not more than 5% of the shares of Company Stock authorized for issuance under the Plan.

27. Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Company Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

28. Non-Uniform Treatment. The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

29. Beneficiary Designation. A Participant may designate a beneficiary to receive any Options that may be exercised after death or to receive any other Award that may be paid after his death, as provided for in the Award Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated beneficiary dies prior to the Participant, or in the event that no beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution.

30. Creditors. The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

31. Unfunded Status of the Plan. The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company. e: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting of VIRGINIA NATIONAL BANKSHARES CORPORATION To Be Held On: July 24, 2025 at 10:00 a.m. Eastern Timeat the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, Virginia 22911 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER You are receiving this notice because you have shares in this company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before July 11, 2025. Please visit www.vnbcorp.com/proxy. where the following materials are available for view: •Notice of Annual Meeting and Proxy Statement • Annual Report on Form 10-K TO REQUEST MATERIALS: PLEASE USE THE CONTROL NUMBER IN THE BOX TO THE RIGHT ABOVE TO REQUEST MATERIALS THROUGH ONE OF THE THREE FOLLOWING METHODS: TO VOTE: TELEPHONE: 888-Proxy-NA (888-776-9962) 201-299-6210 (for international callers) E-MAIL: Help@equiniti.comWEBSITE: https://us.astfinancial.com/OnlineProxyVoting/Proxy Voting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 5:00 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call. MAIL: You may request a paper proxy card by following the instructions above TO REQUEST MATERIALS.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS THAT THE ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY ONE YEAR (PROPOSAL 3). 1. Election of the following persons as directors to serve until the next annual 2. Advisory (non-binding) approval of the Company's executive compensation. meeting of shareholders NOMINEES: John B. Adams, Jr. Kevin T. Carter Hunter E. Craig William D. Dittmar, Jr. Randolph D. Frostick Linda M. Houston Jay B. Keyser Glenn W. Rust Sterling T. Strange, III Gregory L. Wells3. Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company's executive compensation. 4. Approval of an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for Issuance under the plan by 150,000 shares. 5. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent registered public accounting firm for 2025. Please note that you cannot use this notice to vote by mail.6. To transact such other business as may properly come before the Meeting or any adjoumments or postponements thereof.

To Our Friends and Fellow Shareholders: The Directors and Staff of Virginia National Bankshares Corporation Cordially Invite You to Join Them for an Informal Discussion Immediately Following the Formal Annual Meeting VIRGINIA NATIONAL BANKSHARES CORPORATION This Proxy is solicited on behalf of the Board of Directors The shareholder(s) hereby appoint(s) Virginia R. Bayes, Gregory L. Wells and Kevin T. Carter, any of whom may act alone and with full power of substitution, as proxies, to represent and vote all shares of Virginia National Bankshares Corporation (the "Company") of the shareholder(s) at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 24, 2025 at 10:00 a.m. Eastern Time at the Hilton Garden Inn, 1793 Richmond Road, Charlottesville, Virginia 22911, or any adjournment or postponement thereof, on each of the matters listed on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed by the shareholder signing on the reverse side of this proxy card, voting online or by telephone. If no direction is made, this proxy will be for "FOR" all Directors in PROPOSAL 1, "FOR" PROPOSALS 2, 4 and 5, and "FOR" a vote on named executive compensation every One Year (PROPOSAL 3). 1.1 (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF SHAREHOLDERS OF VIRGINIA NATIONAL BANKSHARES CORPORATION July 24, 2025 PROXY VOTING INSTRUCTIONS INTERNET -Access www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 5:00 PM Eastern Time the day before the meeting. MAIL Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON JULY 24, 2025 A complete set of proxy materials related to Virginia National Bankshares Corporation's 2025 Annual Meeting of Shareholders (the "Meeting") is available on the internet at www.vnbcorp.com/proxy. The materials available include the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of Proxy and the Annual Report on Form 10-K for the year ended December 31, 2024. The matters to be acted upon are set forth below. Execution of a proxy will not affect a registered shareholder's right to attend the Meeting. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Meeting and voting in person. Please detach along perforated line and mall in the envelope provided LE you are not voting via the Internet. 21030403030300000000 4 072425 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR PROPOSALS 2, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS THAT THE ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY ONE YEAR (PROPOSAL 3). PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET OR BY PHONE AS INSTRUCTED ABOVE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HEREX 1. Election of the following persons as directors to serve until the next annual 2. Advisory (non-binding) approval of the Company's executive meeting of shareholders FOR ALL HOMES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT Sections below) NOMINEES: O John B. Adams, Jr. O Kevin T. Carter O Hunter E. Craig O Willam D. Dittmar, Jr. O Randolph D. Frostick O Linda M. Houston O Jay B. Keyser O Glenn W. Rust O Sterling T. Strange, III O Gregory L. Wells INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and Indicate your new address in the box directly above. Please note that changes to the registered name(s) on the account may not be submitted via this method. compensation. 3. Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company's executive compensation. 4. Approval of an amendment to the Virginia National Bankshares Corporation 2022 Stock Incentive Plan to increase the number of shares available for Issuance under the plan by 150,000 shares. 5. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent registered public accounting firm for 2025. 6. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. FOR AGAINST ABSTAN 2 years 3 years ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAN This Proxy will be voted as specified. If no specification is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors. PLEASE COMPLETE THIS PROXY ABOVE, SIGN BELOW AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. Execution of a Proxy will not affect a registered shareholder's right to attend the meeting and vote in person. Any registered shareholder who has executed and returned a Proxy may revoke it by attending the meeting and voting in person. Signature of Shareholder Date: Signature of Shareholder Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor administrator, attomey trustee or guardian, please give full tas auch.thesigner is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. aigner is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF VIRGINIA NATIONAL BANKSHARES CORPORATION July 24, 2025 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS' MEETING TO BE HELD ON JULY 24, 2025 A complete set of proxy materials related to Virginia National Bankshares Corporation's 2025 Annual Meeting of Shareholders (the "Meeting") is available on the internet at www.vnbcorp.com/proxy. The materials available include the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of Proxy and the Annual Report on Form 10-K for the year ended December 31, 2024. The matters to be acted upon are set forth below. Execution of a proxy will not affect a registered shareholder's right to attend the Meeting. Any registered shareholder who has executed and returned a proxy may revoke it by attending the Meeting and voting in person. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mall in the envelope provided." 21030403030300000000 4 072425 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS THAT THE ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY ONE YEAR (PROPOSAL 3). PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET OR BY PHONE AS INSTRUCTED ABOVE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X 1. Election of the following persons as directors to serve until the next annual 2. Advisory (non-binding) approval of the Company's executive meeting of shareholders FOR ALL NOMINEES NOMINEES: O John B. Adams, Jr. O Kevin T. Carter WITHHOLD AUTHORITY O Hunter E. Craig FOR ALL NOMINEES FOR ALL EXCEPT (See rob O Willam D. Dittmar, Jr. O Randolph D. Frostick O Linda M. Houston O Jay B. Keyser O Glenn W. Rust O Stering T. Strange, III O Gregory L. Wells INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and Indicate your new address in the box directly above. Please note that changes to the registered name(s) on the account may not be submitted via this method. compensation. 3. Advisory (non-binding) vote to approve the frequency of the advisory vote on the Company's executive compensation. FOR AGAINST ABSTAN ப 1 унаг 2 упать. З увага ABSTAN 4. Approval of an amendment to the Virginia National Bankshares FOR AGAINST ABSTAIN Corporation 2022 Stock Incentive Plan to Increase the number of shares available for Issuance under the plan by 150,000 shares. 5. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the FOR AGAINST ABSTAIN Company's Independent registered public accounting firm for 2025. 6. To transact such other business as may properly come before the FOR AGAINST ABSTAIN Meeting or any adjoumments or postponements thereof. This Proxy will be voted as specified. If no specification is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors. PLEASE COMPLETE THIS PROXY ABOVE, SIGN BELOW AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. Execution of a Proxy will not affect a registered shareholder's right to attend the meeting and vote in person. Any registered shareholder who has executed and returned a Proxy may revoke it by attending the meeting and voting in person. Signature of Shareholder Date: Signature of Shareholder Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as to administrator attomey, or guardian, please give full teach the signer is a corporation, please sign full corporate name by duly authorized officer, giving full as such. If signer is a partnership, please sign in partnership name by authorized person